UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

October 23, 2020

MACKENZIE REALTY CAPITAL INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-55006	45-4355424
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Davis Road, Suite 100 Orinda, California	94563
(Address of principal executive offices)	(Zip Code)

(925) 631-9100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On October 23, 2020, MacKenzie Realty Capital, Inc., a Maryland corporation (the “Company”), held its 2020 annual meeting of stockholders (the “Annual Meeting”).  Three proposals were on the agenda for the 2020 Annual Meeting: Proposal 1, to approve the authorization of the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940; Proposal 2, to elect three directors to hold office until the Company’s 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and Proposal 3, to ratify Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2021.

With respect to Proposal 1, the stockholders approved the authorization of the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940. The voting results for the proposal were as follows: the proposal received the affirmative vote of a majority of the Common Shares outstanding on the record date and present at the meeting which were not held by “affiliated persons” of the Company (the “Unaffiliated Common Shares”).  At least 67% of the Unaffiliated Common Shares present at the Annual Meeting voted in favor and more than 50% of the outstanding Common Shares were present or represented by proxy.  In sum, 6,193,686 Common Shares were cast in favor of the proposal, or 90.84% of Common Shares present at the Annual Meeting; 334,481 Common Shares were cast against the proposal, or 4.91% of Common Shares present at the Annual Meeting; and 290,102 Common Shares were abstentions, or 4.25% of Common Shares present at the Annual Meeting.  The proposal received the vote of 6,124,947, or 89.8%, of the Unaffiliated Common Shares present at the meeting.
With respect to Proposal 2, all nominees standing for election as directors were elected to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The voting results for each of the three persons nominated were as follows:

Nominee	Votes For	Votes Withheld
Chip Patterson	6,470,172	348,097
Thomas Frame	6,450,828	367,441
Timothy Dozois	6,439,983	378,286

No broker non-votes were cast in the election of directors.

With respect to Proposal 3, the stockholders ratified Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2021:

Votes For	Votes Against	Abstentions
6,436,083	123,519	258,667

No other proposals were submitted to a vote of the Company’s stockholders at the 2020 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: October 27, 2020	By:	/s/ Robert Dixon
Robert Dixon
President